Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

dated as of

January 23, 2018,

among

XPERI CORPORATION,

THE OTHER LOAN PARTIES PARTY HERETO,

THE LENDERS PARTY HERETO

and

ROYAL BANK OF CANADA,

as Administrative Agent, Collateral Agent and Fronting Bank

RBC CAPITAL MARKETS,*

as Lead Arranger and Bookrunner

*	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of January 23, 2018 (this “Amendment”), among XPERI CORPORATION (f/k/a Tessera Holding Corporation), a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto as Loan Parties, ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) under the Credit Agreement referred to below, each Repricing Participating Lender (as defined below) party hereto and the Fronting Bank (as defined below).

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of December 1, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), pursuant to which the Lenders made Initial Term B Loans to the Borrower on the Effective Date in an aggregate initial principal amount of $600,000,000;

WHEREAS, the Borrower wishes to refinance the Initial Term B Loans as set forth herein;

WHEREAS, the Borrower has requested Refinancing Term Loans in an aggregate principal amount of $494,000,000 (the “Tranche B-1 Term Loans”; the commitments in respect of such Tranche B-1 Term Loans, the “Tranche B-1 Term Commitments”; and the Repricing Participating Lenders (as defined below) with Tranche B-1 Term Commitments and any permitted assignees thereof, the “Tranche B-1 Term Loan Lenders”), which will be available on the Amendment No. 1 Effective Date (as defined below) to, among other things, refinance all Initial Term B Loans outstanding under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (the “Existing Term Loans”) and which Tranche B-1 Term Loans shall constitute Refinancing Term Loans and Term Loans (as applicable) for all purposes of the Credit Agreement and the other Loan Documents;

WHEREAS, each Lender holding Existing Term Loans under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (each, an “Existing Term Lender”) executing and delivering a notice of participation in the Tranche B-1 Term Loans in the form attached as Exhibit A hereto (a “Tranche B-1 Participation Notice”) and electing the cashless settlement option therein (each such Existing Term Lender in such capacity and with respect to the Existing Term Loans so elected, a “Converting Lender” and, together with each other Person executing and delivering a Tranche B-1 Participation Notice or otherwise providing a Tranche B-1 Term Commitment, the “Repricing Participating Lenders”) shall be deemed to have exchanged on the Amendment No. 1 Effective Date the aggregate outstanding principal amount of its Existing Term Loans under the Existing Credit Agreement for an equal aggregate principal amount of Tranche B-1 Term Loans under the Credit Agreement;

WHEREAS, Royal Bank of Canada agrees to act as fronting bank for the syndication of the Tranche B-1 Term Loans (in such capacity, the “Fronting Bank”), and the Fronting Bank will purchase, and the Existing Term Lenders that execute and deliver a Tranche B-1 Participation Notice and elect the cash settlement option therein (the “Non-Converting Lenders”) will sell to the Fronting Bank, immediately prior to effectiveness of this Amendment, the Existing Term Loans then held by the Non-Converting Lenders (the Existing Term Loans described in this recital, the “Participating Cash Settlement Term Loans”);

WHEREAS, the Fronting Bank will fund, on the Amendment No. 1 Effective Date, an aggregate principal amount of Tranche B-1 Term Loans equal to the aggregate outstanding principal amount of the Existing Term Loans of Existing Term Lenders that do not execute and deliver a Tranche B-1 Participation Notice (the “Non-Participating Lenders”), the proceeds of which shall be used on the Amendment No. 1 Effective Date to refinance such outstanding Existing Term Loans of the Non-Participating Lenders (the Existing Term Loans described in this recital, the “Non-Participating Cash Settlement Term Loans” and, together with the Participating Cash Settlement Term Loans, the “Reallocated Term Loans”);

WHEREAS, (a) to the extent there exist (1) any Participating Cash Settlement Term Loans, the Fronting Bank shall be deemed to exchange on the Amendment No. 1 Effective Date such Participating Cash Settlement Term Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-1 Term Loans under the Credit Agreement and (2) any Non-Participating Cash Settlement Term Loans, the Fronting Bank shall apply on the Amendment No. 1 Effective Date proceeds of Tranche B-1 Term Loans in an aggregate amount equal to the aggregate amount of such Non-Participating Cash Settlement Term Loans to the repayment of such Non-Participating Cash Settlement Term Loans and (b) the Tranche B-1 Term Loans exchanged for or applied to the repayment of such Reallocated Term Loans shall promptly (but not later than 30 days following the Amendment No. 1 Effective Date (or such later date as may be agreed to by the Fronting Bank in its sole discretion)) thereafter be purchased by the applicable Repricing Participating Lenders (such Repricing Participating Lenders, other than Existing Term Lenders, the “New Lenders”), Non-Converting Lenders, and Existing Term Lenders that have elected to purchase additional Tranche B-1 Term Loans, each in accordance with such Repricing Participating Lenders’ respective Tranche B-1 Participation Notice and as allocated by RBC Capital Markets in its capacity as a Lead Arranger (as defined below) hereunder (in each case, subject to the prior written consent of the Borrower);

WHEREAS, contemporaneously with the effectiveness of the Tranche B-1 Term Commitments on the Amendment No. 1 Effective Date, the Borrower wishes to (a) make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Tranche B-1 Term Loans and (b) make certain other modifications to the Existing Credit Agreement set forth herein; and

WHEREAS, this Amendment constitutes a Refinancing Amendment, and the Borrower is hereby notifying the Administrative Agent that it is requesting the establishment of Refinancing Term Loans pursuant to Section 2.20 of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Existing Credit Agreement Amendments. Effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)	The Existing Credit Agreement is amended and supplemented by attaching thereto Appendix A-1 hereto, which sets forth the Tranche B-1 Term Commitments of each of the Tranche B-1 Term Loan Lenders.

(b)	Global Amendments to Certain Defined Terms.

(i) Each reference to “Initial Term B Loan” and “Initial Term B Loans”, as applicable, contained in the definition of “Available ECF Amount” set forth in Section 1.01 of the Existing Credit Agreement, the definition of “Net Proceeds” set forth in Section 1.01 of the Existing Credit Agreement, the definition of “Repricing Event” set forth in Section 1.01 of the Existing Credit Agreement, Section 2.08(a), Section 2.08(b), Section 2.08(h), Section 2.10(c), Section 2.17(b), Section 2.20(a)(v) and Section 5.12(a) is replaced with a reference to “Tranche B-1 Term Loan” or “Tranche B-1 Term Loans”, as appropriate;

(ii) Each reference to “Initial Term B Facility” contained in the definition of “Incremental Equivalent Debt” set forth in Section 1.01 of the Existing Credit Agreement, the definition of “LIBO Rate” set forth in Section 1.01 of the Existing Credit Agreement, the definition of “Term Facility Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement and Section 2.17(a) is replaced with a reference to “Tranche B-1 Term Facility”; and

(iii) Each reference to “Initial Term B Facility Maturity Date” contained in the definition of “Term Facility Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is replaced with a reference to “Tranche B-1 Term Facility Maturity Date”.

(c)	Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in their correct alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated as of January 23, 2018, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the lenders party thereto.

“Amendment No. 1 Effective Date” means January 23, 2018.

“Tranche B-1 Term Commitments” has the meaning assigned to such term in Amendment No. 1.

“Tranche B-1 Term Facility” means the Tranche B-1 Term Commitments and the Tranche B-1 Term Loans made hereunder.

“Tranche B-1 Term Facility Maturity Date” means the seventh anniversary of the Effective Date.

“Tranche B-1 Term Loan Borrowing” means any Borrowing comprised of Tranche B-1 Term Loans.

“Tranche B-1 Term Loan Lender” means a Lender with a Tranche B-1 Term Commitment or an outstanding Tranche B-1 Term Loan.

“Tranche B-1 Term Loans” has the meaning assigned to such term in Amendment No. 1.

(d)	The definition of “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:

“(a) (i) with respect to any Initial Term B Loan, (A) until delivery of financial statements for the first full fiscal quarter ending after the Effective Date pursuant to Section 5.01(b), 3.25% per annum in the case of any Eurodollar Loan and 2.25% per annum in the case of any ABR Loan (in each case, the “Effective Date Margin”) and (B) thereafter, (x) the Effective Date Margin or (y) so long as the Total Net Leverage Ratio is equal to or less than 1.50 to 1.00, 3.00% per annum in the case of any Eurodollar Loan and 2.00% per annum in the case of any ABR Loan and (ii) with respect to any Tranche B-1 Term Loan, 2.50% per annum in the case of any Eurodollar Loan and 1.50% per annum in the case of any ABR Loan and”.

(e)	The definition of “Available Amount” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing clause (g) thereof in its entirety with the following:

“(g) the aggregate amount of any Investment made pursuant to Section 6.04(w), any Restricted Payments made pursuant to Section 6.06(a)(vi), and any prepayment made pursuant to Section 6.06(b)(v) after the Effective Date and on or prior to such time.”

(f)	The definition of “Class” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) adding a reference to “, Tranche B-1 Term Loans” immediately following the reference to “Initial Term B Loans” contained in clause (a) thereof and (ii) adding a reference to “, Tranche B-1 Term Loans” immediately following the reference to “Initial Term B Loans” contained in clause (b) thereof.

(g)	The definition of “Restricted Payment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property, but excluding any payment made in the ordinary course of business in connection with the satisfaction of tax withholding obligations), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower.”

(h)	The definition of “Term Facility” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-1 Term Facility” immediately following the reference to “Initial Term B Facility” contained therein.

(i)	The definition of “Term Loan” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-1 Term Loans” immediately following the reference to “Initial Term B Loans” contained therein.

(j)	The definition of “Term Loan Borrowing” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-1 Term Loan Borrowing” immediately following the reference to “Initial Term B Borrowing” contained therein.

(k)	The definition of “Term Loan Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding a reference to “, Tranche B-1 Term Loans” immediately following the reference to “Initial Term B Loans” contained therein.

(l)	Section 2.01 of the Existing Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:

“(c) Subject to the terms and conditions set forth herein and in Amendment No. 1, each Tranche B-1 Term Loan Lender with a Tranche B-1 Term Commitment severally agrees to make (or exchange, as applicable) on the Amendment No. 1 Effective Date, a Tranche B-1 Term Loan to the Borrower denominated in Dollars in an amount equal to such Tranche B-1 Term Loan Lender’s Tranche B-1 Term Commitment. The Borrower may make only one borrowing under the Tranche B-1 Term Commitments, which shall be on the Amendment No. 1 Effective Date. Each Lender’s Tranche B-1 Term Commitment shall terminate immediately and without further action on the Amendment No. 1 Effective Date after giving effect to the funding of such Lender’s Tranche B-1 Term Commitment on such date. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Tranche B-1 Term Loans may be Alternate Base Rate Loans or LIBO Rate Loans, as further provided herein.

(m)	Section 2.07(a) of the Existing Credit Agreement is hereby amended by (i) replacing the reference to “(commencing on March 31, 2017)” contained therein with a reference to “(commencing on March 31, 2018)”, (ii) replacing the reference to “0.25% of the aggregate principal amount of such Initial Term B Loans incurred on the Effective Date” contained therein with a reference to “$1,500,000”, (iii) replacing each reference to “Initial Term B Loans” contained therein with a reference to “Tranche B-1 Term Loans” and (iv) replacing each reference to “Initial Term B Facility Maturity Date” contained therein with a reference to “Tranche B-1 Term Facility Maturity Date”.

(n)	Section 2.08(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) In the event that the Borrower has Excess Cash Flow for any fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2017, the Borrower shall, within five (5) Business Days after the date financial statements are required to be delivered pursuant to Section 5.01(a) for such fiscal year, prepay an aggregate principal amount of Tranche B-1 Term Loans in an amount equal to the excess of (x) the ECF Percentage of Excess Cash Flow for such fiscal year over (y) the aggregate amount of (i) prepayments of Loans pursuant to Section 2.08(a) during such fiscal year or, at the Borrower’s option and without duplication across periods, after the end of such fiscal year and prior to the date on which any such Excess Cash Flow prepayment is required to be made for such fiscal year; provided that any such prepayment amounts applied to reduce the amount of prepayments required by this Section 2.08(c) in any fiscal year shall not be applied to reduce the amount of prepayments required under this Section 2.08(c) in any other fiscal year; and (ii) purchases of Loans pursuant to Section 9.04(e) by the Borrower or any Restricted Subsidiary during such fiscal year (determined by the actual cash purchase price paid by such Person for any such purchase and not the par value of the Loans purchased by such Person) (in each case other than with the proceeds of Indebtedness and, in the case of any prepayment of Revolving Loans pursuant to Section 2.08(a), only to the extent accompanied by a permanent reduction of Revolving Credit Commitments on a dollar-for-dollar basis).”

(o)	Section 2.08(e) of the Existing Credit Agreement is hereby amended by replacing the reference to “Initial Term B Lender,” with a reference to “Tranche B-1 Term Loan Lender”.

(p)	Section 2.08(f) of the Existing Credit Agreement is hereby amended by (i) replacing the reference to “twelve months after the Effective Date” contained therein with a reference to “six months after the Amendment No. 1 Effective Date” and (ii) replacing each reference to “Initial Term B Loans” contained therein with a reference to “Tranche B-1 Term Loans”.

(q)	Section 2.10(a) of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:

“The Tranche B-1 Term Loans comprising each Tranche B-1 Term Loan Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin for ABR Tranche B-1 Term Loans.”

(r)	Section 2.10(b) of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:

“The Tranche B-1 Term Loans comprising each Eurodollar Term Loan Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin for Eurodollar Tranche B-1 Term Loans.”

(s)	Section 6.06 of the Existing Credit Agreement is hereby amended as follows:

(i) by replacing clause (a)(iv) thereof in its entirety with the following:

“(iv)	commencing with the fiscal year ending December 31, 2018, so long as no Event of Default has occurred and is continuing, other Restricted Payments in an aggregate amount not to exceed, at the time of making any such Restricted Payment, $40,000,000 in any fiscal year; provided that at the time each such Restricted Payment is made, the Total Net Leverage Ratio as of the last day of the most recent Test Period for which financial statements have been delivered pursuant to Section 5.01 or Section 4.01(j) on a Pro Forma Basis is no greater than 3.00 to 1.00,” and

(ii) by (A) deleting the “and” appearing at the end of clause (v) thereof, (B) replacing the “.” at the end of clause (vi) thereof with “, and” and (C) inserting the following clause (vii) immediately after clause (vi) thereof:

“(vi)	the Borrower may acquire Equity Interests upon the exercise of stock options and/or stock appreciation rights and vesting and/or settlement of restricted stock and restricted stock units if such Equity Interests are transferred in satisfaction of a portion of the exercise price of such options and/or rights and/or any tax withholdings in connection with such exercise, vesting or settlement.”

2.	Tranche B-1 Term Loans. Subject to the terms and conditions set forth herein, each Tranche B-1 Term Loan Lender severally agrees to exchange Existing Term Loans for Tranche B-1 Term Loans and/or make Tranche B-1 Term Loans to the Borrower in a single borrowing in Dollars on the Amendment No. 1 Effective Date. The Tranche B-1 Term Loans shall be subject to the following terms and conditions:

(a)	Terms Generally. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B-1 Term Loans shall have the same terms as the Existing Term Loans under the Existing Credit Agreement and shall be treated for purposes of voluntary and mandatory prepayments (including for scheduled principal payments) and all other terms as Existing Term Loans under the Existing Credit Agreement.

(b)	Proposed Borrowing. Notwithstanding any other provisions of the Credit Agreement or any other Loan Document to the contrary, solely for purposes of the Tranche B-1 Term Loans to be borrowed by the Borrower on the Amendment No. 1 Effective Date, this Amendment shall constitute a Borrowing Request by the Borrower to borrow the Tranche B-1 Term Loans from the Tranche B-1 Term Loan Lenders under the Credit Agreement.

(c)	New Lenders. Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Loan Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the lead arranger and bookrunner noted on the cover page hereof (the “Lead Arranger”) or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be, in each case, in accordance with the terms thereof as set forth in the Credit Agreement. Each New Lender acknowledges and agrees that it shall become a “Tranche B-1 Term Loan Lender” and a “Term Loan Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall have all rights of a “Tranche B-1 Term Loan Lender” and a “Term Loan Lender” thereunder.

(d)	Credit Agreement Governs. Except as set forth in this Amendment, the Tranche B-1 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(e)	Exchange Mechanics.

(i)

On the Amendment No. 1 Effective Date, upon the satisfaction or waiver (by the Lead Arranger) of the conditions set forth in Section 3 hereof, the outstanding principal amount of Existing Term Loans of each Converting Lender exchanged pursuant to this Amendment shall be deemed to be exchanged for an equal outstanding principal amount of Tranche B-1 Term Loans under the Credit Agreement. Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent in its sole discretion in consultation with the Borrower. It is acknowledged and agreed that each Converting Lender has agreed to accept as satisfaction in full of its right to receive payment on the outstanding amount of Existing Term Loans of such Converting Lender the conversion of its Existing Term Loans into Tranche B-1 Term Loans in accordance herewith, in lieu of the prepayment amount that would otherwise be payable by the Borrower pursuant to the Credit Agreement in respect of the outstanding amount of Existing Term

Loans of such Converting Lender. Notwithstanding anything to the contrary herein or in the Credit Agreement, each Converting Lender hereby waives any rights or claims to compensation pursuant to Section 2.13 of the Credit Agreement in respect of its Existing Term Loans exchanged for Tranche B-1 Term Loans.

(ii)	(A) To the extent there exist (1) any Participating Cash Settlement Term Loans, the Fronting Bank shall be deemed to exchange on the Amendment No. 1 Effective Date such Reallocated Term Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-1 Term Loans under the Credit Agreement and (2) any Non-Participating Cash Settlement Term Loans, the Fronting Bank shall apply on the Amendment No. 1 Effective Date proceeds of Tranche B-1 Term Loans in an aggregate amount equal to the aggregate amount of such Non-Participating Cash Settlement Term Loans to the repayment of such Non-Participating Cash Settlement Term Loans and (B) promptly following the Amendment No. 1 Effective Date (but not later than 30 days following the Amendment No. 1 Effective Date (or such later date as may be agreed to by the Fronting Bank in its sole discretion)), each New Lender, each Non-Converting Lender and each Existing Term Lender purchasing additional Tranche B-1 Term Loans shall purchase from the Fronting Bank the Tranche B-1 Term Loans exchanged for or applied to the repayment of such Reallocated Term Loans as directed by the Lead Arranger hereunder (in each case, subject to the prior written consent of the Borrower), in accordance with such Repricing Participating Lender’s Tranche B-1 Participation Notice and as allocated by the Lead Arranger hereunder. Purchases and sales of Reallocated Term Loans and Tranche B-1 Term Loans shall be without representations from the Fronting Bank other than as provided for in the relevant Assignment and Assumption.

3.	Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions have been satisfied (or waived by the Lead Arranger) in accordance with the terms therein:

(a)	the Administrative Agent (or its counsel) shall have received from each of the Borrower, the other Loan Parties party hereto, the Repricing Participating Lenders and the Fronting Bank, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart to this Amendment;

(b)	the Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 1 Effective Date and executed by a secretary, assistant secretary or other senior officer (as the case may be) thereof (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Amendment and the Tranche B-1 Term Loans, (B) certifying that the certificate of incorporation and by-laws of the Borrower either (x) have not been amended since the Effective Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of the Borrower;

(c)	the Administrative Agent shall have received all fees and other amounts previously agreed to in writing by the Lead Arranger and the Borrower to be due on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least three Business Days prior to the Amendment No. 1 Effective Date (or such later date as is reasonably agreed by the Borrower), the reasonable and documented out-of-pocket legal fees and expenses of the Administrative Agent and the Lead Arranger in connection with this Amendment in accordance with the terms of the Credit Agreement;

(d)	the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, (A) in the case of any such representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any such representation and warranty is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification such representation and warranty shall be true and correct in all respects;

(e)	no Default or Event of Default shall exist on the Amendment No. 1 Effective Date immediately before or immediately after giving effect to the effectiveness of this Amendment and the incurrence of the Tranche B-1 Term Loans;

(f)	the Administrative Agent shall have received a certificate dated as of the Amendment No. 1 Effective Date certifying as to the matters set forth in clauses (d) and (e) above;

(g)	the Administrative Agent shall have received a certificate dated as of the Amendment No. 1 Effective Date in substantially the form of Exhibit I to the Credit Agreement from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower certifying as to the matters set forth therein; and

(h)	the Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Tranche B-1 Term Loan Lenders and dated as of the Amendment No. 1 Effective Date) of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties.

4.	Representations and Warranties. On the Amendment No. 1 Effective Date, each Loan Party hereby represents and warrants that:

(a)	The execution, delivery and performance by each Loan Party of this Amendment is within such Loan Party’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organization, and if required, stockholder action;

(b)	this Amendment has been duly executed and delivered by the Loan Parties and constitutes a legal, valid and binding obligation of each of the Loan Parties, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)

the execution, delivery and performance of this Amendment by each of the Loan Parties (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (x) such as have been obtained or made and are in full force and effect and (y) those the failure to obtain or make which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (ii) will not violate (x) any applicable law or regulation or (y) any applicable Order of any Governmental Authority, except to the extent such violation would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate the charter, by-laws or other organization documents of any Loan Party, (iv) will not violate or result in a default under any indenture, agreement or other instrument evidencing Indebtedness binding upon the Borrower or any of its Restricted Subsidiaries or their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries (other than pursuant to a Loan Document) except to the extent such violation, default or right, as the case may be, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and (v) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, except Liens created under the Loan Documents; and

(d)	both immediately before and immediately after giving effect to the Amendment No. 1 Effective Date and the incurrence of the Tranche B-1 Term Loans, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect), in each case, on and as of the Amendment No. 1 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing on the Amendment No. 1 Effective Date or would result from the consummation of this Amendment and the transactions contemplated hereby.

5.	Use of Proceeds. The proceeds of the Tranche B-1 Term Loans shall be applied in exchange for or to prepay in full the aggregate principal amount of Existing Term Loans outstanding on the Amendment No. 1 Effective Date in accordance with the terms hereof.

6.	Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)	Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests and/or guarantees granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)	Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)	On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

7.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as separately identified to the Administrative Agent.

8.	Tax Forms. For each New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 2.14(f) of the Credit Agreement.

9.	Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Tranche B-1 Term Loans made by each Tranche B-1 Term Loan Lender in the Register.

10.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.

11.	Entire Agreement. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Nothing in this Amendment or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Loan Documents. This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment No. 1 Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

12.	APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTIONS ARISING THEREFROM (WHETHER IN CONTRACT OR TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

13.	Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

14.	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

15.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16.	Loan Document. On and after the Amendment No. 1 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

XPERI CORPORATION

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

TESSERA TECHNOLOGIES, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

TESSERA ADVANCED TECHNOLOGIES, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

TESSERA GLOBAL SERVICES, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

TESSERA INTELLECTUAL PROPERTY CORP.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

TESSERA, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

DIGITALOPTICS CORPORATION

By:	/s/ John Allen
Name:	John K. Allen
Title:	Corporate Controller

INVENSAS BONDING TECHNOLOGIES, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

INVENSAS CORPORATION.

By:	/s/ John Allen
Name:	John K. Allen
Title:	Corporate Controller

[Signature Page to Amendment No. 1 to Credit Agreement]

DIGITALOPTICS CORPORATION MEMS

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

DTS, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

IBIQUITY DIGITAL CORPORATION

By:	/s/ John Allen
Name:	John K. Allen
Title:	Corporate Controller

MANZANITA SYSTEMS, LLC

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

DTS WASHINGTON LLC

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

DTS LLC

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Chief Financial Officer

PHORUS, INC.

By:	/s/ Jon Kirchner
Name:	Jon Kirchner
Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Yvonne Brazier
Name:	Yvonne Brazier
Title:	Manager, Agency Services

[Signature Page to Amendment No. 1 to Credit Agreement]

ROYAL BANK OF CANADA, as Fronting Bank

By:	/s/ James S. Wolfe
Name:	James S. Wolfe
Title:	Managing Director, Head of Global Leveraged Finance

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

Form of Tranche B-1 Participation Notice

Royal Bank of Canada, as Administrative Agent

Royal Bank Plaza, 200 Bay Street,

12th Floor South Tower

Toronto, Ontario M5J 2W7 Canada

Attention:	Manager, Agency Services
Telephone:	(416) 842-5196
Fax:	(416) 842-4023

XPERI CORPORATION

Tranche B-1 Participation Notice

Ladies and Gentlemen:

Reference is made to Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of December 1, 2016 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alia, XPERI CORPORATION (f/k/a Tessera Holding Corporation) (the “Borrower”), the Subsidiaries of the Borrower party thereto as Loan Parties, the Lenders party thereto from time to time and ROYAL BANK OF CANADA (“RBC”), as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this letter agreement (this “Tranche B-1 Participation Notice”), each of the undersigned (each a “Repricing Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

NAME OF REPRICING PARTICIPATING LENDER:

AMOUNT OF EXISTING TERM LOANS OF SUCH REPRICING PARTICIPATING LENDER:

$

☐	Cashless Settlement Option. Hereby (i) elects, upon the Amendment No. 1 Effective Date, to exchange the full amount (or such lesser amount allocated to such Converting Lender by the Lead Arranger) of the outstanding Existing Term Loans of such Repricing Participating Lender for an equal outstanding amount of Tranche B-1 Term Loans under the Credit Agreement and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Tranche B-1 Participation Notice and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Tranche B-1 Participation Notice and the Amendment.

- Exhibit A -

☐	Cash Settlement Option. Hereby (i) elects to have the full amount (or such lesser amount allocated to such Converting Lender by the Lead Arranger) of the outstanding Existing Term Loans of such Repricing Participating Lender repaid or purchased and agrees to promptly (but in any event, on or prior to the date that is 30 days following the Amendment No. 1 Effective Date) purchase (via assignment and assumption) an equal amount of Tranche B-1 Term Loans and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Tranche B-1 Participation Notice and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Tranche B-1 Participation Notice and the Amendment.

[Signature Page Follows]

- Exhibit A -

Very truly yours,

,

By:
Name:
Title:

By:
Name:
Title:

- Exhibit A -

APPENDIX A-1

TRANCHE B-1 TERM LOANS

Lender	Tranche B-1 Term Commitment
Royal Bank of Canada	$74,820,344.00
Converting Lenders	$419,179,656.00
TOTAL	$494,000,000.00

- Appendix A-1 -